Fees Summary	Aug. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	78,171.23
Total Transaction Valuation	510,589,335.40
Total Offset Amount	0.00
Net Fee	$ 78,171.23